BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED AUGUST 31, 2018

TO THE

PROSPECTUS DATED APRIL 30, 2018

MFS® RESEARCH INTERNATIONAL PORTFOLIO

Effective September 1, 2018, Camille Humphries Lee will serve as a Portfolio Manager of MFS Research International Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective on or about March 31, 2019, it is expected that Thomas Melendez will no longer serve as a Portfolio Manager of the Portfolio. Effective September 1, 2018, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The Portfolio is managed by a team of investment research analysts under the general supervision of Thomas Melendez*, Jose Luis Garcia, Victoria Higley, and Camille Humphries Lee, each an Investment Officer of MFS. Thomas Melendez and Jose Luis Garcia have each managed the Portfolio since 2005. Victoria Higley has managed the Portfolio since 2016. Camille Humphries has managed the Portfolio since September 2018.

* Effective on or about March 31, 2019, Mr. Melendez is expected to no longer serve as portfolio manager of the Portfolio.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth paragraph is deleted in its entirety and replaced with the following:

The Portfolio is managed by a team of investment research analysts under the general oversight of Thomas Melendez, Jose Luis Garcia, Victoria Higley and Camille Humphries Lee. MFS allocates the Portfolio’s assets to eight global sector analyst teams. These teams are responsible for selecting investments within the eight global sectors as defined by MFS. Mses. Higley and Humphries Lee and Messrs. Melendez and Garcia are responsible for monitoring overall composition of the Portfolio and maintaining the Portfolio’s allocations among the eight global sectors. Mr. Melendez, an Investment Officer of MFS, has been employed in the investment area of MFS since 2002. Mr. Garcia, an Investment Officer of MFS, has been employed in the investment area of MFS since 2002. Ms. Higley, an Investment Officer of MFS, has been employed in the investment area of MFS since 2011. Ms. Humphries Lee, an Investment Officer of MFS, has been employed in the investment area of MFS since 2000. Effective March 31, 2019, it is expected that Mr. Melendez will no longer serve as a portfolio manager of the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE